UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2024

GEX MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Texas	56-2428818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3662 W Camp Wisdom Rd, Dallas, Texas	75237
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 210-4396

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GXXM	OTC Pink

Item 4.02. Non-Reliance on Previously Issued Financial Statement or Related Audit Report or Completed Interim Review.

The Company’s management re-evaluated the Company’s accounting for convertible debt and determined that the Company may not have appropriately accounted for convertible debt in the Company’s financial statements as of and for the years ended December 31, 2022 and 2021 (“Affected Periods”), as presented in the Form 10-K filed with the Securities and Exchange Commission on April 17, 2023.

In consultation with the Company’s advisors, management ultimately determined that the conversion features in the Company’s convertible debt constituted embedded derivatives that the Company should have presented as a material derivative liability on the balance sheets, together with corresponding activities in the statements of operations and statements of cash flows during the Affected Periods.

During the course of the accounting and audit preparation process, management and its advisors identified other material errors and omissions impacting the Affected Periods, including but not limited to the areas of:

●	Incorrectly derecognized convertible debt
●	Accounting for warrants issued with convertible debt
●	Presentation and disclosure
●	General accounting
●	Undisclosed changes to historical comparative information presented in the filings

As a result of the foregoing, the Company’s management and board of directors concluded that the Company’s previously issued financial statements as of and for the years ended December 31, 2022 and 2021, as presented in the Form 10-K filed with the Securities and Exchange Commission on April 17, 2023, should no longer be relied upon and plans to file an amended Form 10-K with restated financial statements for the Affected Periods.

The Company’s management has concluded that in light of the pervasive errors and omissions described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2024	GEX Management, Inc

	By:	/s/ Sri Vanamali
Sri Vanamali
Chief Executive Officer